SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 17, 1997

                          PACKAGING PLUS SERVICES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    NEVADA                         0-18094                       11-2781803
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(STATE OR OTHER                 (COMMISSION                    (IRS EMPLOYER
JURISDICTION OF                 FILE NUMBER)                 IDENTIFICATION NO.)
  FORMATION)



               20 SOUTH TERMINAL DRIVE, PLAINVIEW, NEW YORK 11803
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (516) 349-1300


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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


FORM 8K-A

TO PACKAGING PLUS SERVICES, INC.

ITEM 2


On October 2, 1997, the Company filed a Form 8-K with respect to its September 17, 1997 acquisition of Leone, Inc. (Office Quick) and ETC. ETC. The Company stated that it would file financials on the acquisitions within 60 days. Upon further review and pursuant to SEC Regulations, the Form 8-K, the referenced financial statements and the pro forma financial statements for these acquisitions, were not technically required. This was due in part to the relative size of the acquisitions. Accordingly, the Form 8-K should not have been filed.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                   PACKAGING PLUS SERVICES, INC.





                                                 /S/ RICHARD A. ALTOMARE
                                                 ------------------------------
                                                 Richard A. Altomare, President
                                                 as Registrant's duly authorized
                                                 Chairman of the Board.


Dated: July 23, 1998